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                                                                   EXHIBIT 10.42

                                                      Lender's Loan No. 10021677

                       KEY PRINCIPAL'S GUARANTY AGREEMENT

         THIS KEY PRINCIPAL'S GUARANTY AGREEMENT (this "GUARANTY") is made effective as of October 17, 2003, by and between GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership, whose address is 150 East Gay Street, Columbus, Ohio 43215 ("KEY PRINCIPAL") and KEYBANK NATIONAL ASSOCIATION, a national banking association, its successors and assigns (hereinafter "LENDER").

                                    RECITALS

         The following recitals are a material part of this instrument:

         A. Lender is making a loan in the principal sum of $114,000,000.00 (the "LOAN") to MFC Beavercreek, LLC, a Delaware limited liability company, ("BORROWER"), on or about the date of this Agreement. Key Principal is the sole member of Borrower and has a significant personal financial interest in Lender's making of the Loan to Borrower, and will realize significant personal financial benefit from the Loan. The Loan is evidenced a promissory note of even date herewith in the principal amount of $85,500,000.00 (together with all extensions, renewals, modifications, consolidations, substitutions, replacements, restatements and increases thereof, the "A-1 NOTE"), and a promissory note of even date herewith in the principal amount of $28,500,000.00 (together with all extensions, renewals, modifications, consolidations, substitutions, replacements, restatements and increases thereof, the "A-2 NOTE") (the A-1 Note and the A-2 Note together with all extensions, renewals, modifications, consolidations, substitutions, replacements, restatements and increases thereof shall individually and collectively be referred to as the "NOTE"), and is secured in part by a first deed of trust, mortgage or deed to secure debt (the "SECURITY INSTRUMENT") encumbering Borrower's interest in certain property in Greene County, Ohio, which is commonly known as the Mall at Fairfield Commons (the real estate, together with all improvements thereon and personal property associated therewith, is hereinafter collectively called the "PROPERTY").

         B. The Note contains in Section 21 thereof a nonrecourse clause by which Lender agrees not to seek a personal judgment against Borrower in the event of default thereunder, subject to certain limitations and exceptions thereto set forth in Section 21(a) thereof (such limitations and exceptions are hereinafter sometimes collectively referred to as the "NONRECOURSE CARVE-OUTS" and individually as a "NONRECOURSE CARVE-OUT", which are incorporated by this reference as though fully set forth herein).

         C. Lender has required that Key Principal guaranty to Lender the payment of the Nonrecourse Carve-Outs and, subject to the provisions of
Section 2.1(b) of this Agreement, the Payment Liabilities (as such term is defined in Section 2.1(b) hereof).

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         D. Lender is unwilling to make the Loan to Borrower without a financially substantial person or entity being liable for the Nonrecourse Carve-Outs and the Payment Liabilities.

         E. For the above reasons, and with the consent and approval of Key Principal, Borrower has offered to Lender the guaranty of Key Principal as to the Nonrecourse Carve-Outs and the Payment Liabilities, as part of the security to Lender for the making of the Loan. Lender would not make the Loan but for this Guaranty. The Note, Security Instrument, and all other documents and instruments evidencing and/or securing the Note or now or hereafter executed by Borrower or others in connection with or related to the Loan including any assignments of leases and rents, other assignments, security agreements, financing statements, guaranties, indemnity agreements (including environmental indemnity agreements), letters of credit, or escrow/holdback arrangements, together with all amendments, modifications, substitutions or replacements thereof, are sometimes herein collectively referred to as the "LOAN DOCUMENTS". The Loan Documents are hereby incorporated by this reference as if fully set forth in this Guaranty.

         F. In consideration of the substantial benefits flowing to Key Principal by virtue of the Loan to Borrower, Key Principal has agreed to fully guarantee any liability of Borrower under the Nonrecourse Carve-Outs and, subject to the provisions of Section 2.1(b) hereof, the Payment Liabilities. Key Principal wishes to set forth this guaranty in writing for the benefit of Lender.

                                    AGREEMENT

         In consideration of Lender's agreement to make the Loan to Borrower; in consideration of the terms, covenants and provisions of the Loan Documents; and with the understanding and agreement on the part of Key Principal that the Loan and other financial accommodations granted by Lender to Borrower are and will be of direct interest, benefit and advantage to Key Principal, Key Principal hereby states and agrees as follows:

         1. REQUEST TO MAKE LOAN. Key Principal hereby requests that
Lender make the Loan to Borrower and that Lender extend credit and give financial accommodations to Borrower, as Borrower may desire and as Lender may grant, from time to time, whether to the Borrower alone or to the Borrower and others, and specifically to make the Loan described in the Loan Documents.

         2. GUARANTY OF LIABILITIES.

                  2.1 Key Principal hereby absolutely and unconditionally guarantees full and punctual payment and performance when due of the following (collectively the "LIABILITIES"):

                           (a) all amounts that shall become due and owing to Lender at any time by virtue of or arising out of any of the acts, omissions, circumstances or conditions included in any of the Nonrecourse Carve-Outs, including but not limited to all renewals or extensions of any amount owing or obligation under the Nonrecourse Carve-Outs, all liability under the Nonrecourse Carve-Outs whether arising under the original Loan or any extension, modification, future advance, increase, amendment or modification
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         thereof, interest due on amounts owing under the Nonrecourse Carve-Outs at the Default Rate specified in the Note, all expenses, including attorneys' fees, incurred by Lender in connection with the collection of any of the liabilities or other indebtedness now or hereafter owed by Borrower to Lender under any of the Nonrecourse Carve-Outs, and all expenses, including attorneys' fees, incurred by Lender in connection with the enforcement of all rights and remedies under the Loan
         Documents or any other security therefor or in the enforcement of any of Lender's rights under this Guaranty or under any of the Loan Documents or in protecting Lender or its interest in any of the collateral securing the Loan (including attorney's fees and litigation expenses related to or arising out of any lawsuit or proceeding brought by or against Lender in any court or other forum, including actions or proceedings brought by or on behalf of Borrower's bankruptcy estate or any guarantor or indemnitor), to the extent the same relate to amounts or obligations owing under the Nonrecourse Carve-Outs (all of the foregoing are sometimes hereinafter collectively referred to as the "NONRECOURSE CARVE-OUT LIABILITIES").

                           (b) (i) all payments due under the Note, including the repayment of all additional advances of any kind which may be made by Lender to Borrower, whether at stated maturity, by acceleration or otherwise, (ii) any and all renewals or extensions of any such item of indebtedness or obligation or any part thereof; (iii) all obligations and indebtedness of any kind or nature arising under any of the Loan Documents; (iv) any future advances related to the Loan Documents which may be made by Lender to Borrower, whether made to protect the security or otherwise, and whether or not evidenced by additional promissory notes or other evidences of indebtedness executed and delivered by Borrower or others on behalf of Borrower; (v) all interest due on all of the same; (vi) all expenses, including attorney's fees, incurred by Lender in connection with the collection of any of the liabilities or other indebtedness now or hereafter owed by Borrower to Lender, the enforcement of all rights and remedies under the Loan Documents or any other security therefor or the enforcement of any of Lender's rights under this Guaranty or under any of the Loan Documents, or incurred by Lender in protecting Lender or its interest in any of the collateral securing the Loan (including attorney's fees and litigation expenses related to or arising out of any lawsuit or proceeding brought by or against Lender in any court or other forum, including actions or proceedings brought by or on behalf of Borrower's bankruptcy estate or any guarantor or indemnitor), (all of the above are sometimes hereinafter collectively referred to as the "PAYMENT LIABILITIES"); PROVIDED HOWEVER, notwithstanding anything herein to the contrary, Lender shall not demand payment or commence any action to enforce Key Principal's liability under this Section 2.1(b) until the Property or any part thereof at any time hereafter becomes property of the estate of, or an asset in a bankruptcy, insolvency, receivership, liquidation, winding up, or other similar type of proceeding or if Borrower shall at any time hereafter make a general assignment for the benefit of its creditors, at which time Lender may immediately commence enforcement of Key Principal's liability hereunder.

                  2.2 Upon the request of Lender, Key Principal shall immediately pay or perform the Liabilities when they or any of them become due or are to be paid or performed under the terms of any of the Loan Documents. Any amounts received by Lender from any
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sources and applied by Lender towards the payment of the Liabilities shall be applied in such order of application as Lender may from time to time elect in its sole discretion. All Liabilities shall conclusively be presumed to have been created, extended, contracted, or incurred by Lender in reliance upon this Guaranty and all dealings between Borrower and Lender shall likewise be presumed to be in reliance upon this Guaranty.

         3. ADDITIONAL ADVANCES, RENEWALS, EXTENSIONS AND RELEASES. Key Principal hereby agrees and consents that, without notice to or further consent by Key Principal, Lender may make additional advances to Borrower under the Loan Documents, and the obligations of Borrower or any other party for the Liabilities may be renewed, extended, modified, accelerated or released by Lender as Lender may deem advisable in its sole discretion, and any collateral the Lender may hold or in which the Lender may have an interest may be exchanged, sold, released or surrendered by it, as it may deem advisable in its sole discretion, without impairing or affecting the obligations of Key Principal hereunder in any way whatsoever.

         4. WAIVERS.

                  4.1 Key Principal hereby waives each and every one of the following: (a) any and all notice of the acceptance of this Guaranty or of the creation, renewal or accrual of any Liabilities, present or future (including without limitation any additional advances made by Lender under the Loan Documents); (b) the reliance of Lender upon this Guaranty; (c) notice of the existence or creation of any Loan Document or of any of the Liabilities; (d) protest, presentment, demand for payment, notice of default or nonpayment, notice of dishonor to or upon Key Principal, Borrower or any other party liable for any of the Liabilities; (e) any and all other notices or formalities to which Key Principal may otherwise be entitled, including notice of Lender's granting the Borrower any indulgences or extensions of time on the payment of any Liabilities; and (f) promptness in making any claim or demand hereunder.

                  4.2 No delay or failure on the part of Lender in the exercise of any right or remedy against either Borrower or Key Principal shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy herein shall preclude other or further exercise thereof or of any other right or remedy whether contained herein or in the Note or any of the other Loan Documents. No action of Lender permitted hereunder shall in any way impair or affect this Guaranty.

                  4.3 Key Principal acknowledges and agrees that Key
Principal shall be and remain absolutely and unconditionally liable for the full amount of all Liabilities notwithstanding any of the following, and Key Principal waives any counterclaims to which Key Principal may be entitled, based upon any of the following, in any proceeding (without prejudice to assert the same in a separate cause of action at a later time):

                           (a) Any or all of the Liabilities being or
                  hereafter becoming invalid or otherwise unenforceable for any reason whatsoever or being or hereafter becoming released or discharged, in whole or in part, whether pursuant to a proceeding under any bankruptcy or insolvency laws or otherwise; or

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                           (b) Lender failing or delaying to properly
                  perfect or continue the perfection of any security interest or lien on any property which secures any of the Liabilities, or to protect the property covered by such security interest or enforce its rights respecting such property or security interest; or

                           (c) Lender failing to give notice of any
                  disposition of any property serving as collateral for any Liabilities or failing to dispose of such collateral in a commercially reasonable manner; or

                           (d) Any other circumstance which might
                  otherwise constitute a defense.

         5. GUARANTY OF PAYMENT. Key Principal agrees that Key Principal's liability hereunder is primary, absolute and unconditional without regard to the liability of any other party. This Guaranty shall be construed as an absolute, irrevocable and unconditional guaranty of payment and performance (and not a guaranty of collection), without regard to the validity, regularity or enforceability of any of the Liabilities.

         6. GUARANTY EFFECTIVE REGARDLESS OF COLLATERAL. This Guaranty is made and shall continue as to any and all Liabilities without regard to any liens or security interests in any collateral; the validity, effectiveness or enforceability of such liens or security interests; or the existence or validity of any other guaranties or rights of Lender against any other obligors. Any and all such collateral, security, guaranties and rights against other obligors, if any, may from time to time without notice to or consent of Key Principal, be granted, sold, released, surrendered, exchanged, settled, compromised, waived, subordinated or modified, with or without consideration, on such terms or conditions as may be acceptable to Lender, without in any manner affecting or impairing the liabilities of Key Principal.

         7. ADDITIONAL CREDIT. Credit or financial accommodation may be granted or continued from time to time by Lender to Borrower regardless of Borrower's financial or other condition at the time of any such grant or continuation, without notice to or the consent of Key Principal and without affecting Key Principal's obligations hereunder. Lender shall have no obligation to disclose or discuss with Key Principal its assessment of the financial condition of Borrower.

         8. RESCISSION OF PAYMENTS. If at any time payment of any of the Liabilities or any part thereof is rescinded or must otherwise be restored or returned by Lender upon the insolvency, bankruptcy or reorganization of Borrower or under any other circumstances whatsoever, this Guaranty shall, upon such rescission, restoration or return, continue to be effective or shall (if previously terminated) be reinstated, as the case may be, as if such payment had not been made.

         9. ADDITIONAL WAIVERS. So long as any portion of the Liabilities remains unpaid or any portion of the Liabilities (or any security therefor) which has been paid to Lender remains subject to invalidation, reversal or avoidance as a preference, fraudulent transfer or for any other reason whatsoever (whether under bankruptcy or non-bankruptcy law) to being set aside or required to be repaid to Borrower as a debtor in possession or to any trustee in bankruptcy, Key

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Principal irrevocably waives (a) any rights which it may acquire against
Borrower by way of subrogation under this Guaranty or by virtue of any payment made hereunder (whether contractual, under the Bankruptcy Code or similar state or federal statute, under common law, or otherwise), (b) all contractual, common law, statutory or other rights of reimbursement, contribution, exoneration or indemnity (or any similar right) from or against Borrower which may have arisen in connection with this Guaranty, (c) any right to participate in any way in the Loan Documents or in the right, title and interest in any collateral securing the payment of Borrower's obligations to Lender, and (d) all rights, remedies and claims relating to any of the foregoing. If any amount shall be paid to Key Principal on account of subrogation rights or otherwise, such amount shall be held in trust for its benefit and shall forthwith be paid to Lender to be applied to Borrower's obligations secured by the Security Instrument, whether matured or unmatured, in such order as Lender, in its sole discretion, shall determine.

         10. INDEPENDENT OBLIGATIONS. The obligations of Key Principal are independent of the obligations of Borrower, and a separate action or actions for payment, damages or performance may be brought and prosecuted against Key Principal, whether or not an action is brought against Borrower or the security for Borrower's obligations, and whether or not Borrower is joined in any such action or actions. Key Principal expressly waives any requirement that Lender institute suit against Borrower or any other persons, or exercise or exhaust its remedies or rights against Borrower or against any other person, other guarantor, or other collateral securing all or any part of the Liabilities, prior to enforcing any rights Lender has under this Guaranty or otherwise. Lender may pursue all or any such remedies at one or more different times without in any way impairing its rights or remedies hereunder. Key Principal hereby further waives the benefit of any statute of limitations affecting its liability hereunder or the enforcement hereof.

         11. TRANSFER OF GUARANTY. Lender may, without notice of any kind, sell, assign or transfer all or any of its rights under this Guaranty. In any such event each and every immediate and successive assignee, transferee, or holder of all or any of the Lender's rights under this Guaranty shall have the full right to enforce this Guaranty by suit or otherwise, for the benefit of such assignee, transferee or holder as fully as if such assignee, transferee or holder were herein by name specifically given such right, powers and benefits. Lender shall have an unimpaired right, prior and superior to that of any of such assignee, transferee or holder, to enforce this Guaranty for the benefit of Lender, with regard to those rights under this Guaranty which Lender has not sold, assigned or transferred.

         12. SUBORDINATION OF INDEBTEDNESS OF BORROWER TO KEY PRINCIPAL. Any indebtedness of Borrower to Key Principal now or hereafter existing is hereby subordinated to the prior payment in full of the Liabilities. Key Principal agrees that, until the Liabilities have been paid in full, Key Principal will not seek, accept or retain for Key Principal's own account, any payment (whether for principal, interest, or otherwise) from Borrower for or on account of such subordinated debt. Any payments to Key Principal on account of such subordinated debt shall be collected and received by Key Principal in trust for Lender and shall be paid over to Lender on account of the Liabilities without impairing or releasing the obligations or Key Principal hereunder. Key Principal hereby unconditionally and irrevocably agrees that (a) Key Principal will not at any time while the Liabilities remain unpaid, assert against Borrower (or Borrower's estate in the event that Borrower becomes the subject of any case or proceeding under any federal or state bankruptcy or insolvency laws) any right or claim to indemnification, reimbursement contribution or payment for or with respect to any and all amounts Key Principal may pay or be obligated to pay Lender, including, without limitation, the Liabilities, and any and all obligations which Key Principal may perform, satisfy or discharge, under or with respect to the Guaranty, and (b) Key Principal subordinates to the debt now owed by Borrower to Lender all such rights and claims to indemnification, reimbursement contribution or payment which Key Principal may have now or at any time against Borrower (or Borrower's estate in the event that Borrower becomes the subject of any case or proceeding under any federal or state bankruptcy or insolvency laws).

         13. CLAIMS IN BANKRUPTCY. Key Principal will file all claims against Borrower in any bankruptcy or other proceeding in which the filing of claims is required by law upon any indebtedness of Borrower to Key Principal and will assign to Lender all right of Key Principal thereunder. If Key Principal does not file any such claim, Lender, as attorney-in-fact for Key Principal is hereby irrevocably appointed and is hereby authorized to do so in the name of the undersigned or, in Lender's discretion, to assign the claim and to cause proof of claim to be filed in the name of Lender's nominee. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Lender the full amount thereof and, to the full extent necessary for that purpose, Key Principal hereby assigns to Lender all of Key Principal's rights to any such payments or distributions to which Key Principal would otherwise be entitled.

         14. KEY PRINCIPAL'S REPRESENTATIONS AND WARRANTIES. Key Principal represents, warrants and covenants to and with Lender that:

                  14.1 There is no action or proceeding pending or to the knowledge of Key Principal, threatened against Key Principal before any court or administrative agency which might result in any material adverse change in the business or financial condition of Key Principal or in the property of Key Principal;

                  14.2 Key Principal has filed all Federal and State income tax returns which Key Principal has been required to file, and has paid all taxes as shown on said returns and on all assessments received by Key Principal to the extent that such taxes have become due;

                  14.3 Neither the execution nor delivery of this Guaranty nor fulfillment of nor compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property or assets of Key Principal under any agreement or instrument to which Key Principal is now a party or by which Key Principal may be bound;

                  14.4 This Guaranty is a valid and legally binding agreement of Key Principal and is enforceable against Key Principal in accordance with its terms;

                  14.5 Key Principal has either (i) examined the Loan Documents or (ii) has had an opportunity to examine the Loan Documents and has waived the right to examine them; and

                  14.6 Key Principal has the full power, authority, and legal right to execute and deliver this Guaranty.

         15. NOTICE OF LITIGATION. Key Principal shall promptly give Lender notice of all litigation or proceedings before any court or Governmental Authority affecting Key Principal or its property, except litigation or proceedings which, if adversely determined, would not have a material adverse effect on the financial condition or operations of Key Principal or its ability to perform any of its obligations hereunder.

         16. ACCESS TO RECORDS. Key Principal shall give Lender and its representatives access to, and permit Lender and such representatives to examine, copy or make extracts from, any and all books, records and documents in the possession of Key Principal relating to the performance of Key Principal's obligations hereunder and under any of the Loan Documents, all at such times and as often as Lender may reasonably request.

         17. SUCCESSORS AND ASSIGNS. Lender may assign this Guaranty and all or any of its rights, privileges, interests and remedies hereunder to any other person or entity whatsoever without notice to or consent by Key Principal, and in such event the assignee shall be entitled to the benefits of this Guaranty and to exercise all rights, interests and remedies as fully as Lender. This Guaranty shall inure to the benefit of and may be relied upon and enforced by any successor or assignee of Lender and by any transferee or subsequent holder of this Guaranty.

         18. TERMINATION. This Guaranty shall terminate only when all of the Liabilities have been paid in full, including all interest thereon, late charges and other charges and fees included within the Liabilities. When the conditions described above have been fully met, Lender will, upon request, furnish to Key Principal a written cancellation of this Guaranty.

         19. NOTICES. Any notice required or permitted to be given hereunder must be in writing and given (a) by depositing same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested; (b) by delivering the same in person to such party; (c) by transmitting a facsimile copy to the correct facsimile phone number of the intended recipient; or (d) by depositing the same into the custody of a nationally recognized overnight delivery service addressed to the party to be notified. In the event of mailing, notices shall be deemed effective three
(3) days after posting; in the event of overnight delivery, notices shall be deemed effective on the next business day following deposit with the delivery service; in the event of personal service or facsimile transmissions, notices shall be deemed effective when delivered. For purposes of notice, the addresses of the parties shall be as follows:

         If to Lender, to:              KeyBank National Association
                                        911 Main Street
                                        Suite 1500
                                        Kansas City, Missouri 64105
                                        Facsimile: (816) 221-8848

         With a copy to:                Daniel Flanigan, Esq.
                                        Polsinelli Shalton & Welte
                                        700 W. 47th Street, Ste. 1000
                                        Kansas City, Missouri 64112
                                        Facsimile: (816) 753-1536

         If to Key Principal, to:       Glimcher Properties Limited Partnership
                                        150 East Gay Street
                                        Columbus, Ohio 43215
                                        Facsimile: (614) 621-8863

         With a copy to:                Glimcher Development Corporation
                                        150 East Gay Street
                                        Columbus, OH 43215
                                        Facsimile: 614-621-8863
                                        Attn:  George Schmidt, General Counsel

                                        Kim A. Rieck, Esq.
                                        Squire, Sanders, & Dempsey
                                        1300 Huntington Center
                                        41 South High Street
                                        Columbus, Ohio 43215
                                        Facsimile: 614-365-2499

From time to time either party may designate another or additional addresses for all purposes of this Guaranty by giving the other party no less than ten (10) days advance notice of such change of address in accordance with the notice provisions hereof.

         20. WAIVER OF JURY TRIAL. KEY PRINCIPAL AND LENDER EACH HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS GUARANTY, THE NOTE, THE SECURITY INSTRUMENT OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY KEY PRINCIPAL AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH RIGHT TO TRIAL BY JURY WOULD OTHERWISE ACCRUE. KEY PRINCIPAL AND LENDER EACH ARE HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY EACH OTHER.

         21. MISCELLANEOUS. This Guaranty shall be a continuing guaranty. This Guaranty shall bind the heirs, successors and assigns of Key Principal (except that Key Principal may not assign his, her, or its liabilities under this Guaranty without the prior written consent of Lender, which consent Lender may in its sole discretion withhold), and shall inure to the benefit of Lender, its successors, transferees and assigns. Each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law. The captions at the beginning of Sections are used for convenience only and are not to be used in attempting to construe any part of this Guaranty. Unless the context indicates otherwise, words importing the singular number shall include the plural and vice versa, words importing persons shall include firms, associations, partnerships and corporations, including public bodies and entities, as well as natural persons, and words of masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders and vice versa. If any provision of this Guaranty is held invalid or unenforceable by final and unappealable judgment of the court having jurisdiction over the matter and persons, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision, its application in other circumstances, or the remaining provisions of this Guaranty.

         22. APPLICABLE LAW; JURISDICTION AND VENUE. This Guaranty shall be governed by and construed in accordance with the laws of jurisdiction in which the real property collateral for the Loan is located without regard to the conflicts of law provisions thereof ("GOVERNING STATE"). Key Principal hereby consents to personal jurisdiction in the Governing State. Venue of any action brought to enforce this Guaranty or any other Loan Document or any action relating to the Loan or the relationships created by or under the Loan Documents ("Action") shall, at the election of Lender, be in (and if any Action is originally brought in another venue, the Action shall at the election of Lender be transferred to) a state or federal court of appropriate jurisdiction located in the Governing State. Key Principal hereby consents and submits to the personal jurisdiction of the Governing State and of federal courts located in the Governing State in connection with any Action and hereby waives any and all personal rights under the laws of any other state to object to jurisdiction within such State for purposes of any Action. Key Principal hereby waives and agrees not to assert, as a defense to any Action or a motion to transfer venue of any Action, (i) any claim that it is not subject to such jurisdiction, (ii) any claim that any Action may not be brought against it or is not maintainable in those courts or that this Guaranty may not be enforced in or by those courts, or that it is exempt or immune from execution, (iii) that the Action is brought in an inconvenient forum, or (iv) that the venue for the Action is in any way improper.

         23. LOCAL LAW PROVISIONS. In the event of any inconsistencies between the terms and conditions of this Section and any other terms and conditions of this Guaranty (other than the terms and conditions of Section 24), the terms and conditions of this Section shall be binding.

                                      NONE.

         24. ADDITIONAL PROVISIONS. In the event of any inconsistencies between the terms and conditions of this Section and any other terms and conditions of this Guaranty, the terms and conditions of this Section shall be binding.

                  24.1 GUARANTY OF LIABILITIES. Section 2 is modified in the following manner:

                           (a) The word "reasonable" is inserted in the fifteenth line of Section 2.1(a) between "including" and "attorney's".

                           (b) The word "all" is inserted in the eighteenth line of Section 2.1(a) between "extent" and "the".

                           (c)      The following is inserted in the
                                    parenthetical clause contained in the
                                    nineteenth line of Section 2.1(a) between "foregoing" and "are": ", together with the Additional Carve-Out (as defined below),"

                           (d) The last eight (8) lines of Section 2.1(b) commencing with the words "PROVIDED HOWEVER" are deleted, and the following substituted therefor: "PROVIDED HOWEVER, notwithstanding anything herein to the contrary, Lender shall not demand payment or commence any action to enforce Key Principal's liability under this 2.1(b) unless and until a petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or consented to by Borrower, at which time Lender may immediately commence enforcement of Key Principal's liability hereunder."

                           (e) ADDITIONAL CARVE-OUT. Key Principal shall be liable for any loss, damage, cost, expense, liability, claim or other obligation incurred by Lender (including attorneys' fees and costs reasonably incurred) arising out of or in connection with the obligations of landlord set forth in Article 2 of that certain Lease with Galyan's Trading Company, Inc. dated October 3, 2003 (the "ADDITIONAL CARVE-OUT").

                  24.2 WAIVERS. Section 4.3 is modified by inserting the following in the third line thereof between "counterclaims" and "to": "(except compulsory counterclaims)".

                  24.3 TERMINATION. Notwithstanding anything herein to the contrary, upon the conveyance of all of Borrower's interest in the Property to a New Borrower (as defined in the Security Instrument) in connection with a Transfer (as defined in the Security Instrument) approved by Lender in accordance with the terms of the Security Instrument, Key Principal shall be released under this Guaranty as to acts or events occurring or obligations arising after the date of the Transfer so long as: (i) the Transfer occurs after any Securitization (as defined in the Security Instrument) that includes the Loan; (ii) Borrower has in no way, either directly or indirectly, caused the Nonrecourse Carve-Out Liabilities; (iii) New Borrower has executed an assumption agreement acceptable to Lender assuming the Loan and all obligations set forth in the Loan Documents; and (iv) a party acceptable to Lender has executed a new Key Principal's Guaranty Agreement in form and substance substantially similar to this Guaranty. The foregoing release shall not apply to any acts or omissions that occur prior to the date of the Transfer, whether or not the effects or damages of such actions are apparent or ascertainable as of the date of the Transfer.

         IN WITNESS WHEREOF, the Key Principal has executed or caused this Guaranty to be executed effective as of the day and year first above written.

KEY PRINCIPAL:                   GLIMCHER PROPERTIES LIMITED
                                 PARTNERSHIP, a Delaware limited partnership

                                 By:      Glimcher Properties Corporation, a
                                          Delaware corporation, its sole general
                                          partner

                                         By: _______________________________
                                         Name: _____________________________
                                         Title: ____________________________

STATE OF __________  )
                        ) ss.
COUNTY OF ___________)

         On this ___ day of October in the year 2003, before me,______________, a Notary Public in and for said state, personally appeared _________________, __________________ of GLIMCHER PROPERTIES CORPORATION, sole general partner of GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership, known to me to be the person who executed the within instrument on behalf of said partnership and acknowledged to me that s/he executed the same for the purposes therein stated.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year last above written.

                    _____________________________________________________
                    Notary Public in and for Said County and State

                    _____________________________________________________
                    (Type, print or stamp the Notary's name below his or her signature)

My Commission Expires:

______________________